================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 March 10, 2000

                               UNITEL VIDEO, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                       1-8654                  23-1713238
----------------------------       ----------------          ----------------
(State or other jurisdiction       (Commission File          (I.R.S. Employer
     of incorporation)                  Number)              Identification No.)

555 West 57th Street, New York, New York                      10019
----------------------------------------                    ---------
(Address of principal executive offices)                    (Zip Code)

                                  212-265-3600
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                         -------------------------------
                         (Former name or former address,
                          if changed since last report)

================================================================================

Item 5. Other Events

      On March 10, 2000, Unitel Video, Inc. (the "Company") filed unaudited monthly operating reports for the month ended December 31, 1999 with the United States Bankruptcy Court for the District of Delaware (the "Court"), in connection with the Company's and its domestic subsidiaries cases (the "Cases") under Chapter 11 of title 11 of the United States Code (Case No. 99-2979 (PJ)). The Company has included this report as an exhibit to this Form 8-K.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

      (a)   Financial statements of business acquired:

            Not applicable

      (b)   Pro forma financial information:

            Not applicable

      (c)   Exhibits:

            99.1: The Company's unaudited monthly operating report for the month ended December 31,1999, filed with the Court on March 10, 2000 in connection with the Cases

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       UNITEL VIDEO, INC.


Date: March 24, 2000                   BY: /s/ Joel Getzler
                                           -------------------------------------
                                                   Joel Getzler
                                                   President
                                                   Getzler & Co., Inc.
                                                          for Unitel Video, Inc.

                                  EXHIBIT INDEX

EXHIBIT                         DESCRIPTION                SEQUENTIAL Page No.
-------                         -----------                -------------------

 99.1                   The Company's unaudited                    4
                        monthly report for the month
                        ended December 31, 1999
                        filed with the Court on March
                        10 , 2000 in connection with
                        the Cases